Exhibit 99.01

AMENDMENT NO. 4 AND LIMITED WAIVER
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 AND LIMITED WAIVER to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 2nd day of February, 2011, by and among SILICON VALLEY BANK (“Bank”), a California banking corporation, GLU MOBILE INC., a Delaware corporation (“Glu Mobile”) and GLU GAMES INC., a Delaware corporation (“Glu Games”, together with Glu Mobile, each a “Borrower” and collectively, jointly and severally, “Borrower”).  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement

RECITALS

A.        Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 29, 2008, as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of August 24, 2009, that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of February 10, 2010 and that certain Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of March 18, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.        Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.        Borrower (a) is in default under the Loan Agreement and (b) desires that Bank waive the Existing Default (as defined below) and amend the Loan Agreement upon the terms and conditions more fully set forth herein.

D.        Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.        Event of Default. Borrower acknowledges that there exists an Event of Default under the Loan Agreement due to its failure to comply with the covenant set forth in Section 6.9(a) (EBITDA) of the Loan Agreement for the period ended December 31, 2010 (the “Existing Default”)

2.        Limited Waiver.  Bank hereby agrees, subject to the satisfaction of the terms of Section 7 hereof, to waive the Existing Default.

3.        Amendment to Loan Agreement.

           3.1       Section 6.9 (Financial Covenants).  Section 6.9 of the Loan Agreement is amended and restated in its entirety, as follows:

                       “(a)       Net Cash.  Maintain, as of the last day of each month, Net Cash of not less than $10,000,000.”

           3.2       Section 13.1 (Definitions).  The following definition of “Net Cash” is added to Section 13.1 in its appropriate alphabetical order:

                      “Net Cash” is unrestricted cash held at Bank and Bank Affiliates minus Borrower’s Indebtedness to Bank.”

           3.3       Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit A attached hereto.

           3.4       Omnibus Amendment. Effective December 23, 2010, Superscape Inc. merged with and into Glu Mobile.  All references in the Loan Documents to “Superscape Inc.” shall hereinafter be deleted and all references to “Glu Mobile Inc.” shall include Glu Mobile Inc., successor-by-merger to Superscape Inc.

4.        Limitation.  The limited waiver and amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or, except for the limited waiver and amendment provided herein, to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) except for the limited waiver and amendment provided herein, to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.        Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

           5.1       Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

           5.2       Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

           5.3       The organizational documents of Borrower delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

           5.4       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

           5.5       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

           5.6       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

           5.7       This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.       Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.        Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto; and (b)  Bank’s receipt of a fully-earned, non-refundable loan fee in the amount of $2,500.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GLU MOBILE INC.

By:	/s/ Eric R. Ludwig
Name:	Eric R. Ludwig
Title:	Chief Financial Officer

GLU GAMES INC.

By:	/s/ Eric R. Ludwig
Name:	Eric R. Ludwig
Title:	Chief Financial Officer

BANK

SILICON VALLEY BANK

By:	/s/ Tom Smith
Name:	Tom Smith
Title:	Managing Director

Exhibit A

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: __________________________

FROM: Glu Mobile Inc. and Glu Games Inc.

The undersigned authorized officer[s] of Glu Mobile Inc. and Glu Games Inc. (collectively “Borrower”) certif[ies][y] that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate (Consolidating Financials)	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 95 days	Yes No

10-Q, 10-K and 8-K + CC	Within 5 days after filing with SEC, but not later than 50 days after quarter end, and 95 days after FYE, subject to any extensions pursuant to Rule 12b-25	Yes No

Transaction Report, A/R & A/P Agings, held check list, reconciliations, transaction reports, GL and Deferred Revenue report	Monthly within 20 days	Yes No

Operating Budgets and Forecasts	45 days after FYE	Yes No

Transaction Report	For Advances and weekly when Advances are outstanding	Yes No
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”):

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Financial Covenant	Required	Actual	Complies
Net Cash Maintain on a Monthly Basis Net Cash of not less than $10,000,000		$_______	Yes No

2

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

          The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

Glu Mobile Inc.	BANK USE ONLY

By:	Received by: _________________________________________
Name:	AUTHORIZED SIGNER
Title:	Date: ____________________________________________

Verified: ____________________________________________
AUTHORIZED SIGNER
Date: ____________________________________________

Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:    ____________________

I.        Net Cash (Section 6.9(a))

Required: Net Cash of not less than $10,000,000

Actual
A.	Unrestricted cash held at Bank and Bank Affiliates	$ ____________
B.	Borrower’s Indebtedness to Bank
C.	Net Cash (line A minus line B)	$ ____________

Is line C equal to or greater than $10,000,000?

            No, not in compliance                                                           Yes, in compliance

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